                                                 WEITZ PARTNERS, INC.
--------------------------------------------------------------------------------

BOARD OF DIRECTORS
  Lorraine Chang
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
  Norwest Bank Minnesota, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

SUB-TRANSFER AGENT
  National Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Partners, Inc. - Partners Value Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

04/28/2000

513424

                              PARTNERS VALUE FUND

                                     ANNUAL

                                     REPORT

                               MARCH 31, 2000

                        ONE PACIFIC PLACE, SUITE 600
                           1125 SOUTH 103 STREET
                         OMAHA, NEBRASKA 68124-6008

                                402-391-1980
                                800-232-4161
                              402-391-2125 FAX

                               www.weitzfunds.com

                       HISTORICAL PERFORMANCE INFORMATION

The table below gives a long-term perspective of the Partners Value Fund (the "Fund") and its predecessor, Weitz Partners II-Limited Partnership (the "Predecessor Partnership"). Performance numbers are AFTER deducting all fees and expenses and assume reinvestment of dividends. The Fund succeeded to substantially all of the assets of the Predecessor Partnership, a Nebraska investment limited partnership as of December 31, 1993. Wallace R. Weitz was General Partner and portfolio manager for the Predecessor Partnership and is portfolio manager for the Fund. The Fund's investment objectives, policies, guidelines and restrictions are materially equivalent to those of the Predecessor Partnership. The table also sets forth average annual total return data for the Fund and the Predecessor Partnership for the one, five and ten year periods ended March 31, 2000, calculated in accordance with SEC standardized formulas.

PERIOD ENDED   PARTNERS II     S&P 500
------------   -----------     -------
  12/31/83+          9.9%          4.2%
  12/31/84          14.5           6.3
  12/31/85          40.7          31.7
  12/31/86          11.1          18.7
  12/31/87           4.3           5.3
  12/31/88          14.9          16.5
  12/31/89          20.3          31.6
  12/31/90          -6.3          -3.1
  12/31/91          28.1          30.2
  12/31/92          15.1           7.6
  12/31/93          23.0          10.1
PERIOD ENDED  PARTNERS VALUE   S&P 500
------------  --------------   -------

  12/31/94          -9.0%          1.3%
  12/31/95          38.7          37.5
  12/31/96          19.2          22.9
  12/31/97          40.6          33.4
  12/31/98          29.1          28.6
  12/31/99          22.1          21.0
  03/31/00++        -1.8           2.3

Cumulative       1,476.2       1,417.3

Average
 Annual
Compound
 Growth
 (Since
 inception
 June 1,
 1983)              17.8          17.5

+Return is for the period 6/1/83 through 12/31/83

++Return is for the period 1/1/00 through 3/31/00

        AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED MARCH 31, 2000)

                                                                               SINCE INCEPTION
                                               1-YEAR    5-YEARS    10-YEARS   (JUNE 1, 1983)
                                              --------   --------   --------   ---------------
PARTNERS VALUE (AND PREDECESSOR PARTNERSHIP)   10.9%      27.0%      19.3%          17.8%
Standard & Poor's 500 Index                    17.9%      26.7%      18.8%          17.5%

The chart below shows the change in the value of a $100,000 investment in the Predecessor Partnership and the Fund for the period since inception (June, 1983), through March 31, 2000, as compared with the growth of the Standard & Poor's 500 Index during the same period. The Standard & Poor's 500 Index is an unmanaged index consisting of 500 companies. The information assumes reinvestment of dividends and capital gains distributions. As indicated, $100,000 originally invested in the Predecessor Partnership on June 1, 1983, would have been valued at $1,576,239 on March 31, 2000.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       PARTNERS VALUE FUND AND
       PREDECESSOR PARTNERSHIP   S&P 500
6/83                  $100,000    $100,000
6/83                  $100,190    $103,891
7/83                   $99,719    $100,824
8/83                  $101,614    $102,330
9/83                  $107,426    $103,742
10/83                 $108,876    $102,541
11/83                 $111,718    $104,703
12/83                 $109,900    $104,154
1/84                  $114,703    $103,572
2/84                  $109,759     $99,926
3/84                  $111,680    $101,655
4/84                  $112,238    $102,618
5/84                  $109,690     $96,942
6/84                  $111,566     $99,052
7/84                  $110,238     $97,822
8/84                  $120,104    $108,281
9/84                  $122,650    $108,553
10/84                 $123,840    $109,068
11/84                 $125,054    $107,845
12/84                 $125,835    $110,685
1/85                  $131,649    $119,307
2/85                  $138,192    $120,760
3/85                  $146,290    $120,838
4/85                  $145,910    $120,729
5/85                  $151,980    $127,703
6/85                  $155,065    $129,702
7/85                  $157,267    $129,511
8/85                  $157,644    $128,397
9/85                  $158,527    $124,379
10/85                 $169,656    $130,122
11/85                 $178,580    $139,046
12/85                 $177,051    $145,771
1/86                  $177,582    $146,584
2/86                  $189,054    $157,532
3/86                  $197,788    $166,326
4/86                  $195,573    $164,452
5/86                  $199,465    $173,193
6/86                  $199,804    $176,125
7/86                  $194,769    $166,280
8/86                  $198,528    $178,610
9/86                  $195,729    $163,836
10/86                 $199,174    $173,290
11/86                 $199,313    $177,501
12/86                 $196,704    $172,963
1/87                  $206,598    $196,252
2/87                  $210,813    $203,998
3/97                  $216,041    $209,883
4/87                  $212,390    $208,018
5/87                  $212,857    $209,813
6/87                  $215,113    $220,407
7/87                  $220,233    $231,571
8/87                  $223,735    $240,203
9/87                  $224,205    $234,936
10/87                 $205,372    $184,374
11/87                 $202,024    $169,207
12/87                 $205,162    $182,107
1/88                  $211,768    $189,761
2/88                  $216,639    $198,563
3/88                  $217,224    $192,437
4/88                  $220,243    $194,565
5/88                  $221,498    $196,219
6/88                  $226,482    $205,216
7/88                  $228,339    $204,434
8/88                  $228,248    $197,499
9/88                  $232,653    $205,903
10/88                 $234,165    $211,632
11/88                 $232,315    $208,604
12/88                 $235,730    $212,239
1/89                  $244,971    $227,737
2/89                  $245,951    $222,072
3/89                  $251,239    $227,245
4/89                  $262,796    $239,031
5/89                  $264,820    $248,660
6/89                  $269,084    $247,259
7/89                  $278,233    $269,563
8/89                  $281,711    $274,811
9/89                  $284,951    $273,690
10/89                 $280,620    $267,342
11/89                 $281,237    $272,768
12/89                 $283,585    $279,307
1/90                  $268,016    $260,566
2/90                  $270,401    $263,942
3/90                  $270,158    $270,930
4/90                  $269,239    $264,180
5/90                  $282,082    $289,876
6/90                  $283,267    $287,921
7/90                  $278,253    $287,000
8/90                  $263,033    $261,085
9/90                  $254,879    $248,396
10/90                 $244,174    $247,344
11/90                 $257,481    $263,296
12/90                 $265,719    $270,624
1/91                  $282,698    $282,379
2/91                  $297,907    $302,544
3/91                  $304,580    $309,862
4/91                  $308,205    $310,597
5/91                  $317,050    $323,944
6/91                  $306,492    $309,113
7/91                  $314,338    $323,508
8/91                  $320,185    $330,713
9/91                  $325,372    $325,175
10/91                 $326,836    $329,536
11/91                 $317,064    $316,290
12/91                 $340,385    $352,400
1/92                  $344,368    $345,840
2/92                  $349,534    $350,313
3/92                  $349,884    $343,506
4/92                  $351,144    $353,578
5/92                  $355,077    $355,301
6/92                  $356,107    $350,015
7/92                  $359,882    $364,302
8/92                  $352,972    $356,855
9/92                  $357,914    $361,047
10/92                 $354,550    $362,286
11/92                 $378,730    $374,583
12/92                 $391,786    $379,177
1/93                  $403,383    $382,344
2/93                  $411,088    $387,549
3/93                  $418,652    $395,719
4/93                  $407,181    $386,154
5/93                  $420,089    $396,448
6/93                  $430,087    $397,604
7/93                  $437,054    $396,002
8/93                  $465,200    $410,990
9/93                  $461,525    $407,836
10/93                 $477,540    $416,266
11/93                 $470,854    $412,311
12/93                 $481,897    $417,294
1/94                  $487,776    $431,467
2/94                  $468,693    $419,763
3/94                  $445,899    $401,486
4/94                  $447,778    $406,638
5/94                  $461,030    $413,288
6/94                  $450,573    $403,163
7/94                  $460,018    $416,391
8/94                  $471,439    $433,428
9/94                  $458,042    $422,844
10/94                 $462,716    $432,310
11/94                 $444,211    $416,581
12/94                 $438,388    $422,746
1/95                  $453,910    $433,700
2/95                  $473,035    $450,582
3/95                  $477,273    $463,855
4/95                  $487,074    $477,504
5/95                  $509,272    $496,545
6/95                  $530,728    $508,068
7/95                  $550,806    $524,906
8/95                  $574,487    $526,216
9/95                  $585,718    $548,410
10/95                 $575,970    $546,450
11/95                 $601,664    $570,411
12/95                 $607,860    $581,397
1/96                  $634,319    $601,161
2/96                  $647,783    $606,747
3/96                  $645,207    $612,589
4/96                  $649,714    $621,610
5/96                  $661,948    $637,611
6/96                  $668,914    $640,039
7/96                  $628,581    $611,775
8/96                  $654,865    $624,695
9/96                  $678,456    $659,822
10/96                 $680,798    $678,013
11/96                 $715,453    $729,214
12/96                 $724,288    $714,767
1/97                  $750,497    $759,396
2/97                  $770,295    $765,354
3/97                  $737,047    $733,965
4/97                  $745,175    $777,743
5/97                  $819,389    $825,060
6/97                  $844,105    $862,002
7/97                  $892,680    $930,569
8/97                  $882,200    $878,474
9/97                  $940,728    $926,555
10/97                 $960,237    $895,646
11/97                 $963,862    $937,070
12/97               $1,018,501    $953,150
1/98                $1,034,656    $963,680
2/98                $1,079,578  $1,033,143
3/98                $1,187,666  $1,086,006
4/98                $1,233,007  $1,096,927
5/98                $1,208,390  $1,078,094
6/98                $1,260,227  $1,121,850
7/98                $1,275,324  $1,109,933
8/98                $1,131,192    $949,620
9/98                $1,147,033  $1,010,457
10/98               $1,184,888  $1,092,575
11/98               $1,248,029  $1,158,765
12/98               $1,314,592  $1,225,494
1/99                $1,371,294  $1,276,720
2/99                $1,372,412  $1,237,047
3/99                $1,421,911  $1,286,525
4/99                $1,516,998  $1,336,346
5/99                $1,521,629  $1,304,831
6/99                $1,555,606  $1,377,187
7/99                $1,542,783  $1,334,225
8/99                $1,495,498  $1,327,577
9/99                $1,513,931  $1,291,223
10/99               $1,611,707  $1,372,899
11/99               $1,593,274  $1,400,859
12/99               $1,604,494  $1,483,312
1/00                $1,524,959  $1,408,795
2/00                $1,445,937  $1,382,151
3/00                $1,576,239  $1,517,279

This information represents past performance and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance data presented includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this time, the Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Fund had been registered under the 1940 Act during this time period, the Fund's performance might have been adversely affected. Additional information is available from the Weitz Funds at the address listed on the front cover.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                         MARCH 31, 2000 - ANNUAL REPORT

                                                                   April 9, 2000

Dear Fellow Shareholder:

      The stock market was very volatile in the first quarter of 2000, but for all the sound and fury, the Partners Value Fund's total return was a tame -1.8%. During this same period, the S&P 500 rose +2.3%; a handful of biotechnology stocks carried the Russell 2000 to a +7.1% gain; and the semi-"old economy" Dow Jones Industrials fell by -4.7%.

      The table below is the familiar long-term comparison of our fund with the S&P 500 Index of very large companies, the Russell 2000, which is a proxy for smaller-capitalization stocks, and our peer group of mutual funds (according to Lipper Analytical Services). (All return numbers assume reinvestment of dividends and are AFTER deducting fees and expenses.)

                                   1 YEAR          3 YEARS          5 YEARS          10 YEARS
                                  --------         --------         --------         --------
PARTNERS VALUE FUND                 10.9%            28.8%            27.0%            19.3%
S&P 500 Index                       17.9             27.4             26.7             18.8
Russell 2000 Index                  37.3             17.8             17.2             14.4
Average Growth and Income Fund      14.2             19.0             20.3             15.3

      The performance gap between the few technology favorites and the many also-rans has reached epic proportions. One analyst has calculated that current valuation levels are so far from market norms that they should occur only once every 285 BILLION years. My last several letters have dwelled on the phenomenon of the "two-tier" market, and I am sure shareholders are tired of statistics showing how skewed the stock market has become--I know I am tired of explaining why we don't own the stocks that have been rising so explosively. This letter will discuss what we are doing while waiting for the world to regain its sanity, but for those who just want the bottom line, I offer this summary of my take on the current state of affairs:

    - there is a speculative bubble in technology stocks that virtually guarantees large losses for some "investors;"
    - many low-tech and non-tech stocks have become VERY cheap because they have been sold to raise cash to buy the bubble stocks;
    - when the bubble breaks, all stocks will probably suffer for a while, but I believe that from today's levels, our stocks will bring us good returns over the next few years.

BENCHMARKS--IN AN INSANE STOCK MARKET, HOW SHOULD WE MEASURE SUCCESS?

      In recent years, the world has become fascinated with mutual fund performance. Investors, consultants, journalists, and mutual fund companies themselves have all contributed to an unhealthy fixation on relative performance--tracking quarterly, monthly and even weekly fund rankings. Tens of billions of dollars flow from the under-performing funds to the hot ones. The result is a "perform or die" mindset among many portfolio managers and their bosses. Many investment professionals publicly admit to buying stocks that they do not understand and that they believe to be grossly over-valued, because they feel that is the only way they can "make their benchmark" returns. Everyone seems to be buying "what is working," so expensive stocks go up BECAUSE THEY HAVE BEEN GOING UP.

      Mutual funds are required to pick a "reasonable" benchmark and to compare their fund's performance to that benchmark. We have used the S&P 500 over the years because we think it has been fairly representative of the universe of stocks in which we tend to invest. Recently, as the arithmetic of this capitalization-weighted index has caused it to be distorted by the enormous growth of a few of its components, it has been tempting to seek out a different standard. However, as Warren Buffett puts it, this would be like shooting an arrow and then painting a target around the spot where it lands. We make reference to other indices to illustrate points and to give our investors a frame of reference, but whatever the benchmark, to invest irresponsibly just to keep up with some market index, would be to let the benchmark tail wag the investment dog.

      Good RELATIVE performance is nice. It is fun to beat "the market" and to out-perform other funds. The resulting attention is flattering and it is good for business. However, at our firm, we have always been much more concerned with ABSOLUTE performance. We know that when stocks go down, clients can't EAT relative performance, and since virtually all of our analysts' and portfolio managers' investable net worth is invested in our own funds, we all have a personal interest in capital preservation and positive returns. So, we are going to focus on the stocks that we think will make us all wealthier over the next several years, not the technology companies that drive the S&P 500. As a result, our portfolio may be out of step with its "benchmark" for some time.

OUR GAME PLAN

      As an ocean of cash has been drawn into the technology bubble stocks, lots of very good companies have been "beached." Granted, some of the stocks that have been left behind are the "perma-cheaps"--poor businesses whose stocks always seem to be statistically cheap but that tend to be "value traps." However, many are strong, growing companies that are selling at big discounts to their private market values. Our plan is to continue to buy these good companies and to wait for someone to care.

      Before we talk about specific stocks, let's consider an example that shows how a slowly growing company at a very attractive price can be a better investment than an exciting growth company selling at a very inflated price. Suppose you have $100 to invest and have a choice between two companies:

    - Hare.com will earn $1 in the first year you own it, sells at 100 times earnings, or $100,and earnings are expected to grow at a 25% rate in years 2 through 10;
    - Tortoise, Inc. will earn $20 in year one, sells at 5 times earnings, or $100, and earnings are expected to grow at 8% through year 10.

      After 10 years, Hare.com earnings will have grown by 645% to $7.45 and its owner will have collected $33 in earnings (assuming no R&D or capital expenditures). If its stock sells at a generous 50 time earnings in year 10, or $373, its price plus accumulated earnings would equal $406.

      During the same 10-year period, Tortoise earnings will have merely doubled, to $40, but cumulative owner earnings would have been $290. If the company sells at a modest 8 times earnings, or $320, price plus cumulative profits would equal $610.

      In this grossly over-simplified example, $100 invested in the dull, slow investment grows to $610, while the exciting tech company turns $100 into $406. In the real world, it is very unlikely that any company could actually grow at 25% per year for 10 years. In fact, we could adjust the assumptions of our example in a number of ways, but in my opinion, the more realistic we made the models, the more likely it would be that Tortoise, Inc. would turn out to be the superior investment. The reason lies in the beginning P/E ratios and the expected growth rates. Hare.com clearly has a better business, and it is worth a higher multiple of earnings than Tortoise, but $1 of Hare.com earnings is NOT worth 20 TIMES as much as $1 of Tortoise earnings. This is the kind of valuation disconnect we see in today's market.

      As for our stocks, there were very few name changes in our portfolio during the quarter. For the most part, we tried to be opportunistic about adding to positions when stocks were particularly weak. Berkshire Hathaway, Countrywide Credit, Host Marriott, Washington

Mutual, and others were up for the quarter but suffered sharp dips along the way. Others dropped very sharply and have only partially recovered, such as Valassis ($42-25-33), Greenpoint ($23-15-20), and Premier Parks ($29-18-21). In
each case, as the stocks declined, we rechecked our assumptions and valuations and bought more shares, just as we did with cable, cellular, and financial companies in the '90s. This "averaging down" approach is in sharp contrast to the fashion of the day--"momentum" investing, but it has worked very well for us over the years.

      Volatility in the first week of April was particularly intense. One day the Dow Industrials rose 300 points while the NASDAQ composite fell 300. The next day, both indexes fell about 500 points during the day and recovered to close almost unchanged. Maybe this is the beginning of the end of the tech stock bubble--maybe not. Speculative habits die hard. In any event, we will continue to buy the cheap and sell the expensive and try not to get caught up in the emotions of the day.

                                                       Sincerely,

                                                       /s/ Wallace R. Weitz

                                                       Wallace R. Weitz
                                                       President, Portfolio
                                                       Manager

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                                 MARCH 31, 2000

   SHARES
  OR UNITS                                                                           COST               VALUE
  ---------                                                                     --------------      --------------
             COMMON STOCKS -- 84.2%
             AUTO SERVICES -- 0.2%
    173,000  Insurance Auto Auctions, Inc.*                                     $    2,024,761      $    2,919,375
                                                                                --------------      --------------

             BANKING -- 20.5%
    436,000  Astoria Financial Corp.                                                11,045,670          12,371,500
     98,700  Bank United Corp. CL A                                                  2,525,117           3,115,219
    874,200  Commercial Federal Corp.                                               18,004,781          14,533,575
     82,500  Dime Bancorp, Inc.                                                      1,174,594           1,526,250
    213,000  East West Bancorp, Inc.                                                 2,079,125           2,356,313
     20,000  First Federal Bankshares, Inc.                                            200,000             155,000
     42,000  First Place Financial Corp.                                               467,250             420,000
  2,978,400  Golden State Bancorp, Inc.*                                            53,079,624          44,489,850
  2,572,700  Greenpoint Financial Corp.                                             58,592,833          50,489,237
    124,000  Local Financial Corp.*                                                  1,254,619           1,061,750
  2,304,700  North Fork Bancorporation, Inc.                                        40,770,119          41,196,512
    100,000  Troy Financial Corp.*                                                     994,436           1,025,000
  1,549,600  U.S. Bancorp                                                           35,213,750          33,897,500
    108,000  Virginia Capital Bancshares, Inc.                                       1,387,313           1,579,500
  1,752,280  Washington Mutual, Inc.                                                51,703,190          46,435,420
                                                                                --------------      --------------
                                                                                   278,492,421         254,652,626
                                                                                --------------      --------------

             CABLE TELEVISION -- 3.8%
    961,495  Adelphia Communications Corp. CL A*                                    35,071,211          47,113,255
                                                                                --------------      --------------

             CONSUMER PRODUCTS AND SERVICES -- 1.9%
    185,000  American Classic Voyages Co.*                                           2,991,019           4,659,688
      6,650  Lady Baltimore Foods, Inc. CL A*                                          212,725             332,500
    832,000  Premier Parks, Inc.*                                                   19,101,800          17,472,000
    872,000  Protection One, Inc.*                                                   4,389,808           1,798,500
                                                                                --------------      --------------
                                                                                    26,695,352          24,262,688
                                                                                --------------      --------------

  The accompanying notes form an integral part of these financial statements.

                 WEITZ SERIES FUND, INC. -- PARTNERS VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

   SHARES
  OR UNITS                                                                           COST               VALUE
  ---------                                                                     --------------      --------------
             FEDERAL AGENCIES -- 3.4%
     40,000  Fannie Mae                                                         $      759,888      $    2,257,500
     50,000  Freddie Mac                                                               138,785           2,209,375
  1,126,300  SLM Holding Corp.                                                      40,644,712          37,519,869
                                                                                --------------      --------------
                                                                                    41,543,385          41,986,744
                                                                                --------------      --------------

             FINANCIAL SERVICES -- 10.8%
  1,001,000  Allied Capital Corp.                                                   18,218,541          17,454,938
    150,000  American Capital Strategies, Ltd.                                       2,550,000           3,806,250
        292  Berkshire Hathaway, Inc. CL A*                                         11,043,944          16,702,400
     30,849  Berkshire Hathaway, Inc. CL B*                                         58,598,844          56,145,180
    751,000  Imperial Credit Industries, Inc.*                                      10,380,151           3,379,500
    454,500  The PMI Group, Inc.                                                    13,165,488          21,560,344
    855,200  United Asset Management Corp.                                          17,812,653          14,805,650
     60,000  United Panam Financial Corp.*                                             607,346              78,750
                                                                                --------------      --------------
                                                                                   132,376,967         133,933,012
                                                                                --------------      --------------

             INFORMATION AND DATA PROCESSING -- 1.0%
    382,400  Data Transmission Network Corp.*                                        8,500,741          10,874,500
    175,000  Intelligent Systems Corp.*                                                164,183           1,640,625
                                                                                --------------      --------------
                                                                                     8,664,924          12,515,125
                                                                                --------------      --------------

             HEALTH CARE -- 0.2%
    185,200  LabOne, Inc.                                                            3,007,384           1,226,950
     41,000  Lincare Holdings, Inc.*                                                 1,014,735           1,163,375
                                                                                --------------      --------------
                                                                                     4,022,119           2,390,325
                                                                                --------------      --------------

             LODGING AND GAMING -- 6.6%
  2,108,200  Extended Stay America, Inc.*                                           13,836,739          15,811,500
    145,000  Harrah's Entertainment, Inc.*                                           2,120,444           2,691,563
  3,932,000  Hilton Hotels Corp.                                                    36,635,773          30,473,000
    619,000  Mandalay Resort Group*                                                  8,701,313          10,445,625
  2,002,400  Park Place Entertainment Corp.*                                        16,467,700          23,152,750
                                                                                --------------      --------------
                                                                                    77,761,969          82,574,438
                                                                                --------------      --------------

  The accompanying notes form an integral part of these financial statements.

                 WEITZ SERIES FUND, INC. -- PARTNERS VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

   SHARES
  OR UNITS                                                                           COST               VALUE
  ---------                                                                     --------------      --------------
             MEDIA AND ENTERTAINMENT -- 7.2%
    973,900  AT&T Corp. -- Liberty Media Group A*                               $   18,795,858      $   57,703,575
     58,879  Chris-Craft Industries, Inc.*                                           2,353,719           3,749,856
     51,600  Daily Journal Corp.*                                                    1,138,938           1,612,500
    787,300  Valassis Communications, Inc.*                                         18,340,392          26,226,931
                                                                                --------------      --------------
                                                                                    40,628,907          89,292,862
                                                                                --------------      --------------

             MORTGAGE BANKING -- 4.9%
  2,174,200  Countrywide Credit Industries, Inc.                                    67,264,031          59,246,950
     56,100  New Century Financial Corp.*                                              509,438             557,494
    322,000  Resource Bancshares Mtg. Grp., Inc.                                     4,096,395           1,267,875
     87,982  WMF Group, Limited*                                                       606,638             461,906
                                                                                --------------      --------------
                                                                                    72,476,502          61,534,225
                                                                                --------------      --------------

             PRINTING SERVICES -- 1.0%
  1,400,800  Mail-Well, Inc.*                                                       15,234,962          12,169,450
                                                                                --------------      --------------

             REAL ESTATE AND CONSTRUCTION -- 2.3%
  1,513,500  Catellus Development Corp.*                                            19,496,929          20,999,812
    246,200  Forest City Enterprises, Inc. CL A                                      5,137,132           7,232,125
                                                                                --------------      --------------
                                                                                    24,634,061          28,231,937
                                                                                --------------      --------------

             REAL ESTATE INVESTMENT TRUSTS -- 6.4%
    400,000  Capital Automotive REIT                                                 4,654,203           4,800,000
    100,000  Dynex Capital, Inc.*                                                    1,803,500             562,500
    457,830  Fortress Investment Corp.                                               8,337,081           6,123,476
    215,500  Hanover Capital Mortgage Holdings, Inc.                                 3,192,299             794,656
     20,935  Healthcare Financial Partners Units**                                   2,088,266           2,093,500
  6,319,500  Host Marriott Corp.                                                    56,988,534          56,085,563
    393,300  NovaStar Financial, Inc.*                                               6,103,300           1,376,550
    500,052  Redwood Trust, Inc.                                                    10,609,774           7,407,020
                                                                                --------------      --------------
                                                                                    93,776,957          79,243,265
                                                                                --------------      --------------

             RESTAURANTS -- 0.2%
    239,100  CBRL Group, Inc.                                                        3,816,426           2,391,000
                                                                                --------------      --------------

  The accompanying notes form an integral part of these financial statements.

                 WEITZ SERIES FUND, INC. -- PARTNERS VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

   SHARES
  OR UNITS                                                                           COST               VALUE
  ---------                                                                     --------------      --------------
             RETAIL DISCOUNT -- 1.2%
  1,309,100  Consolidated Stores Corp.*                                         $   18,925,158      $   14,891,012
                                                                                --------------      --------------

             SATELLITE SERVICES -- 0.7%
    556,200  Orbital Sciences Corp.*                                                 7,575,833           8,343,000
                                                                                --------------      --------------

             TELECOMMUNICATIONS -- 6.3%
    324,192  Centennial Communications Corp.*                                        1,674,341           7,881,918
    220,775  Corecomm, Limited*                                                        675,989           9,714,100
    503,400  Telephone and Data Systems, Inc.                                       26,105,126          55,877,400
     61,100  United States Cellular Corp.*                                           3,347,245           4,338,100
                                                                                --------------      --------------
                                                                                    31,802,701          77,811,518
                                                                                --------------      --------------

             UTILITIES -- 5.6%
  2,781,200  Citizens Utilities Co. CL B*                                           29,565,091          45,542,150
  1,525,200  Western Resources, Inc.                                                34,082,053          24,117,225
                                                                                --------------      --------------
                                                                                    63,647,144          69,659,375
                                                                                --------------      --------------
                     Total Common Stocks                                           979,171,760       1,045,915,232
                                                                                --------------      --------------

             WARRANTS -- 0.0%
    399,500  Hanover Capital Mtg. Holdings, Inc., Expiring 9/15/00*                     31,211               6,242
    370,000  NovaStar Financial, Inc., Expiring 2/03/01*                               185,000                 370
                                                                                --------------      --------------
                                                                                       216,211               6,612
                                                                                --------------      --------------

             CONVERTIBLE PREFERRED STOCKS -- 0.2%
    500,000  NovaStar Financial, Inc. 7% Pfd. Class B Cumulative*                    3,312,167           2,840,000
                                                                                --------------      --------------

    FACE
   AMOUNT
  ---------
             U.S. GOVERNMENT AND AGENCY SECURITIES -- 1.4%
  $2,000,000 Fannie Mae 6.625% 7/12/00                                               2,000,000           2,003,018
  10,000,000 Freddie Mac 5.0% 2/15/01                                                9,927,017           9,865,940
  2,500,000  Federal Home Loan Bank 6.44% 11/28/05                                   2,502,296           2,426,577
  3,000,000  Fannie Mae 6.56% 11/26/07                                               3,000,000           2,845,248
                                                                                --------------      --------------
                     Total U.S. Government and Agency Securities                    17,429,313          17,140,783
                                                                                --------------      --------------

  The accompanying notes form an integral part of these financial statements.

                 WEITZ SERIES FUND, INC. -- PARTNERS VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

    FACE
   AMOUNT                                                                            COST               VALUE
  ---------                                                                     --------------      --------------
             SHORT-TERM SECURITIES -- 14.0%
  $97,566,101 Wells Fargo Government Money Market Fund                          $   97,566,101      $   97,566,101
  1,500,000  U.S. Treasury Bill 04/06/00                                             1,498,902           1,499,347
  3,500,000  Federal Home Loan Bank Discount Note 04/19/00                           3,490,493           3,490,683
  44,500,000 U.S. Treasury Bill 05/04/00                                            44,285,113          44,279,681
  27,000,000 U.S. Treasury Bill 08/24/00                                            26,363,812          26,379,027
                                                                                --------------      --------------
                     Total Short-Term Securities                                   173,204,421         173,214,839
                                                                                --------------      --------------
                     Total Investments in Securities                            $1,173,333,872       1,239,117,466
                                                                                ==============
             Other Assets Less Liabilities -- 0.2%                                                       2,511,017
                                                                                                    --------------
                     Total Net Assets -- 100%                                                       $1,241,628,483
                                                                                                    ==============
                     Net Asset Value Per Share                                                      $        18.75
                                                                                                    ==============

*Non-income producing
**Each unit, which is restricted as to sale, consists of five shares of common stock and one stock purchase warrant. The company distributed an additional warrant per unit to unitholders during 1998. The warrants currently have no value or cost assigned to them.

  The accompanying notes form an integral part of these financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 2000

Assets:
    Investment in securities at value (cost $1,173,333,872)   $1,239,117,466
    Cash                                                           1,620,545
    Accrued interest and dividends receivable                      3,238,049
    Receivable for fund shares sold                                  499,142
    Other                                                             10,495
                                                              --------------
            Total assets                                       1,244,485,697
                                                              --------------

Liabilities:
    Due to adviser                                                 1,078,459
    Payable for securities purchased                               1,247,615
    Payable for fund shares redeemed                                 197,357
    Other expenses                                                   333,783
                                                              --------------
            Total liabilities                                      2,857,214
                                                              --------------

Net assets applicable to outstanding capital stock            $1,241,628,483
                                                              ==============

Net assets represented by:
    Paid-in capital (note 4)                                   1,124,502,382
    Accumulated undistributed net investment income                5,096,828
    Accumulated undistributed net realized gains                  46,245,679
    Net unrealized appreciation of investments                    65,783,594
                                                              --------------
            Total representing net assets applicable to
             shares outstanding                               $1,241,628,483
                                                              ==============
Net asset value per share of outstanding capital stock
 (66,211,926 shares outstanding)                              $        18.75
                                                              ==============

  The accompanying notes form an integral part of these financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                            STATEMENTS OF OPERATIONS

                                                             THREE MONTHS
                                                                ENDED                       YEAR ENDED
                                                            MARCH 31, 2000                 DEC. 31, 1999
                                                            --------------                 -------------
Investment income:
    Dividends                                                $  5,248,634                  $  8,728,926
    Interest                                                    3,271,197                    11,937,500
                                                             ------------                  ------------
          Total investment income                               8,519,831                    20,666,426
                                                             ------------                  ------------

Expenses:
    Investment advisory fee                                     2,873,594                     7,343,521
    Administrative fee                                            377,611                     1,101,528
    Custody fees                                                   22,302                        59,711
    Directors fees                                                  9,882                         6,120
    Dividends on securities sold short                                 --                         8,800
    Other expenses                                                136,216                       594,135
                                                             ------------                  ------------
          Total expenses                                        3,419,605                     9,113,815
                                                             ------------                  ------------

          Net investment income                                 5,100,226                    11,552,611
                                                             ------------                  ------------

Realized and unrealized gain on investments:
    Net realized gain on securities           $25,874,915                    $62,667,902
    Net realized gain on securities sold
     short                                             --                        207,652
    Net realized gain (loss) on options
     written                                       45,648                     (1,117,814)
                                              -----------                    -----------
          Net realized gain                                    25,920,563                    61,757,740

          Net unrealized appreciation
           (depreciation) of investments                      (50,042,071)                   45,164,375
                                                             ------------                  ------------
          Net realized and unrealized gain
           (loss) on investments                              (24,121,508)                  106,922,115
                                                             ------------                  ------------
          Net increase (decrease) in net
           assets resulting from operations                  $(19,021,282)                 $118,474,726
                                                             ============                  ============

  The accompanying notes form an integral part of these financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                        THREE MONTHS ENDED      YEAR ENDED DECEMBER 31,
                                                            MARCH 31,        -----------------------------
                                                               2000               1999            1998
                                                        ------------------   --------------   ------------
Increase in net assets:
    From operations:
        Net investment income                             $    5,100,226     $   11,552,611   $    651,484
        Net realized gain                                     25,920,563         61,757,740     22,139,768
        Net unrealized appreciation (depreciation)           (50,042,071)        45,164,375     25,105,776
                                                          --------------     --------------   ------------

            Net increase (decrease) in net assets
             resulting from operations                       (19,021,282)       118,474,726     47,897,028
                                                          --------------     --------------   ------------

    Distributions to shareholders from:
        Net investment income                                (11,435,772)          (815,990)    (1,206,568)
        Net realized gains                                   (41,294,888)       (22,157,574)   (15,264,855)
                                                          --------------     --------------   ------------

            Total distributions                              (52,730,660)       (22,973,564)   (16,471,423)
                                                          --------------     --------------   ------------

    Capital share transactions:
        Proceeds from sales                                  301,732,773        959,615,383    145,291,184
        Payments for redemptions                            (179,222,698)      (222,923,670)   (31,930,637)
        Reinvestment of distributions                         47,496,370         18,849,624     13,808,275
                                                          --------------     --------------   ------------

            Total increase from capital share
             transactions                                    170,006,445        755,541,337    127,168,822
                                                          --------------     --------------   ------------

            Total increase in net assets                      98,254,503        851,042,499    158,594,427
                                                          --------------     --------------   ------------

Net assets:
    Beginning of period                                    1,143,373,980        292,331,481    133,737,054
                                                          --------------     --------------   ------------

    End of period (including undistributed investment
     income of $5,096,828, $11,432,373 and $695,750,
     respectively)                                        $1,241,628,483     $1,143,373,980   $292,331,481
                                                          ==============     ==============   ============

  The accompanying notes form an integral part of these financial statements.

                   WEITZ PARTNERS INC. -- PARTNERS VALUE FUND
                              FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share of the Partners Value Fund outstanding throughout the periods indicated.

                                         THREE MONTHS
                                            ENDED                      YEAR ENDED DECEMBER 31,
                                          MARCH 31,     ------------------------------------------------------
                                            2000**         1999        1998       1997       1996       1995
                                         ------------   ----------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD:       $  20.02      $  17.68   $  15.45   $  11.52   $  10.38   $   8.28
                                            --------      --------   --------   --------   --------   --------

INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income                         0.08          0.21       0.06       0.13       0.06       0.08
  Net gains or losses on securities
   (realized and unrealized)                   (0.43)         3.42       4.00       4.33       1.93       3.11
                                            --------      --------   --------   --------   --------   --------
  Total from investment operations             (0.35)         3.63       4.06       4.46       1.99       3.19
                                            --------      --------   --------   --------   --------   --------

LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.20)        (0.05)     (0.16)        --      (0.06)     (0.24)
  Distributions from realized gains            (0.72)        (1.24)     (1.67)     (0.53)     (0.79)     (0.85)
                                            --------      --------   --------   --------   --------   --------
  Total distributions                          (0.92)        (1.29)     (1.83)     (0.53)     (0.85)     (1.09)
                                            --------      --------   --------   --------   --------   --------

NET ASSET VALUE, END OF PERIOD              $  18.75      $  20.02   $  17.68   $  15.45   $  11.52   $  10.38
                                            ========      ========   ========   ========   ========   ========

TOTAL RETURN                                   (1.8%)+       22.1%      29.1%      40.6%      19.2%      38.7%

RATIOS/SUPPLEMENTAL DATA:

  Net assets, end of period ($000)        $1,241,628    $1,143,374   $292,331   $133,737    $94,846    $73,781

  Ratio of expenses to average net
   assets                                      1.19%*        1.24%      1.25%      1.24%      1.23%      1.27%

  Ratio of net investment income to
   average net assets                          1.77%*        1.57%      0.34%      1.11%      0.51%      0.82%

  Portfolio turnover rate                         5%           29%        36%        30%        37%        51%

*Annualized
+Not Annualized
**In the current period, the Fund changed its fiscal year end from December 31 to March 31.

  The accompanying notes form an integral part of these financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                         NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2000

(1) ORGANIZATION AND BUSINESS CHANGES

    Weitz Partners, Inc. (the "Company"), is registered under the Investment Company Act of 1940 as an open-end management investment company. At present, there is only one series authorized by the Company, the Partners Value Fund (the "Fund"). The accompanying financial statements present the financial position and results of operations of the Fund. In the current period, the Fund changed its fiscal year end from December 31 to March 31.

    The Fund's investment objective is capital appreciation. The Fund invests principally in common stocks, preferred stocks and a variety of securities convertible into equity such as rights, warrants, preferred stocks and convertible bonds. The following accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

(2) SIGNIFICANT ACCOUNTING POLICIES

   (a) VALUATION OF INVESTMENTS

       Investments are carried at value determined using the following valuation methods:

          - Securities traded on a national or regional securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices.

          - Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

          - The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

          - The value of securities for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith under the supervision of the Fund's Board of Directors.

       When the Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund's statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sales price on the principal exchange on which such option is traded, or, in the absence of such sale, the latest ask quotation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

       The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

   (b) FEDERAL INCOME TAXES

       Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

       Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

   (c) SECURITY TRANSACTIONS AND DISTRIBUTIONS TO SHAREHOLDERS

       Security transactions are accounted for on the date the securities are purchased or sold (trade date). Income dividends and dividends on short positions are recorded on the ex-dividend date. Interest, including amortization of discount and premium, is accrued as earned. Distributions to shareholders are recorded on the ex-dividend date.

       Realized gains or losses are determined by specifically identifying the issue sold.

   (d) USE OF ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

   (e) SECURITIES SOLD SHORT

       The Fund periodically engages in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

       The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale. The Fund will place in a segregated account a sufficient amount of cash and securities as required by applicable federal securities regulations in order to cover the transaction.

(3) RELATED PARTY TRANSACTIONS

    The Fund has retained Wallace R. Weitz & Company (the "Adviser") as its exclusive investment adviser. In addition, the Company has an agreement with Weitz Securities, Inc. (the "Distributor") to act as distributor for the Fund's shares. Certain officers and directors of the Company are also officers and directors of the Adviser and the Distributor.

    Under the terms of a management and investment advisory agreement, the Adviser receives an investment advisory fee equal to 1% per annum of the Fund's average daily net asset value. The Adviser has agreed to reimburse the Fund up to the amount of advisory fees paid to the extent that total expenses exceed 1.50% of the Fund's average annual daily net asset value. The expenses incurred by the Fund did not exceed the percentage limitation during the three months ended March 31, 2000 or the year ended December 31, 1999.

    Under the terms of an administration agreement, the Adviser provides certain services including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Fund. During the three months ended March 31, 2000 and the year ended December 31, 1999, the fee was calculated at an average annual rate of 0.13% and 0.15%, respectively, of the Fund's average daily net assets.

    The Distributor received no compensation for distribution of the Fund's shares.

(4) CAPITAL STOCK

    The Company is authorized to issue a total of 1,000,000,000 shares of common stock with a par value of $.00001 per share. One hundred fifty million of these shares have been authorized by the Board of Directors to be issued by the Fund. The Board of Directors may authorize additional shares in series without shareholder approval. Each share of stock will have a pro rata interest in the assets of the Fund to which the stock of that series relates and will have no other interest in the assets of any other series.

    Transactions in the capital stock of the Fund are summarized as follows:

                                           THREE MONTHS
                                               ENDED             YEAR ENDED DECEMBER 31,
                                          MARCH 31, 2000          1999             1998
                                          ---------------      -----------      ----------
Transactions in shares:
  Shares issued.........................     16,612,167         51,129,522       8,950,496
  Shares redeemed.......................    (10,024,543)       (11,692,545)     (2,006,948)
  Reinvested dividends..................      2,526,403          1,122,147         940,686
                                            -----------        -----------      ----------
                                              9,114,027         40,559,124       7,884,234
                                            ===========        ===========      ==========

(5) SECURITIES TRANSACTIONS

    Purchases and proceeds from maturities or sales of investment securities of the Fund, other than short-term securities, aggregated $259,173,740 and $47,725,384, respectively. The cost of investments for Federal income tax purposes is $1,173,390,042. At March 31, 2000, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $166,999,448 and $101,272,024 respectively.

    Transactions relating to covered call options during the three months ended March 31, 2000, and the year ended December 31, 1999, are summarized as follows:

                                                 THREE MONTHS ENDED              YEAR ENDED
                                                   MARCH 31, 2000             DECEMBER 31, 1999
                                              -------------------------   -------------------------
                                              NUMBER OF                   NUMBER OF
                                              CONTRACTS       PREMIUM     CONTRACTS       PREMIUM
                                              ---------      ----------   ---------      ----------
Options outstanding, beginning of period....       200       $   45,648        880       $  542,361
Options written.............................        --               --        740          291,190
Options exercised...........................        --               --       (720)        (407,185)
Options expired.............................      (200)         (45,648)      (200)         (99,823)
Options closed..............................        --               --       (500)        (280,895)
                                              --------       ----------   --------       ----------
Options outstanding, end of period..........        --       $       --        200       $   45,648
                                              ========       ==========   ========       ==========

(6) AFFILIATED ISSUERS

    Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's holdings in the securities of such issuers is set forth below:

                                              NUMBER OF
                                             SHARES HELD         VALUE         DIVIDEND       REALIZED
NAME OF ISSUER                             MARCH 31, 2000    MARCH 31, 2000     INCOME     GAINS/(LOSSES)
-----------------------------------------  ---------------   --------------   ----------   --------------
NovaStar Financial, Inc..................       393,300       $  1,376,550    $       --      $     --
NovaStar Financial, Inc., Warrants
 Expiring 2/03/01........................       370,000                370            --            --
NovaStar Financial, Inc., 7% Pfd.
 Class B Cumulative......................       500,000          2,840,000            --            --
Redwood Trust, Inc.......................       500,052          7,407,020       175,018            --
                                                              ------------    ----------      --------
                                                              $ 11,623,940    $  175,018      $     --
                                                              ============    ==========      ========

(7) LINE OF CREDIT

    A $40,000,000 unsecured line of credit has been made available to the Hickory and Value Funds of the Weitz Series Fund, Inc. and to the Partners Value Fund of the Weitz Partners, Inc. (collectively, the "Funds"). Borrowings under this arrangement bear interest, at the option of the Funds, at either (i) the prime rate of interest as announced by the lending bank (but not less than the Federal Funds Base Rate plus 0.50%) or (ii) the Federal Funds Base Rate plus 0.75%. The line of credit is available until December 14, 2000 when all outstanding advances are to be repaid. As compensation for holding available the lending commitment, the Funds will pay a 0.15% per annum fee of the maximum commitment payable in arrears on the last day of each quarter. The fee will initially be paid by the Hickory Fund until such time as the Value Fund and/or the Partners Value Fund have a need to access the line of credit at which time the allocation methodology will be re-evaluated.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders
Weitz Partners, Inc. - Partners Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Weitz Partners, Inc. - Partners Value Fund (the "Fund") at March 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the three months then ended and the year ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2000, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial statements for the year ended December 31, 1998, including the financial highlights for each of the four years in the period then ended, were audited by other independent accountants whose reports dated January 15, 1999, and January 19, 1996, expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
New York, New York
April 20, 2000

                 (This page has been left blank intentionally.)

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                            SHAREHOLDER INFORMATION

ANNUAL SHAREHOLDER INFORMATION MEETING Please plan to join us on Wednesday, May 24, at 4:30 at the Omaha Marriott in the Regency area of West Omaha. This meeting is a good opportunity to meet your fellow shareholders and the client service people you have talked to on the phone. There will be no official business meeting, but Wally, Rick and Tom will take shareholder questions until about 5:45.

This year we are going to experiment with taking questions IN WRITING before and during the meeting to try to combine questions on similar topics and to try to make sure we get to everyone's questions, including those of the shy shareholders. Please send a note by mail or an e-mail to clientservices@weitzfunds.com if you would like to toss a question into the mix.

WEB SITE ACCESS TO ACCOUNT INFORMATION Our web site's address is www.weitzfunds.com, and it contains daily prices, performance information, and virtually all of our printed material, including previous quarters' shareholder letters and a transcript of a recent conference call that Rick and Wally held with a group of investment advisors. Now, thanks to our webmaster Patty Weist's hard work and help from our DST friends in Kansas City, shareholders can check balances and transaction histories on our web site. The first time you do this, you should (1) click on the "Account Access" button and follow instructions for creating a personal identification number (PIN). (2) Read the legal disclaimer and CHECK THE BOX at the bottom of the disclaimer. (3) Access your account(s).

AUTOMATED PHONE ACCOUNT ACCESS You may also check your account balances and recent transactions by calling (800) 773-6472 and wending your way through the (dreaded) phone tree. Instructions for using this line are shown on the back of your account statements and on the web site.

CHANGE IN FISCAL YEAR We have changed Partners Value's fiscal year from a December year end to a March year end. This will have no affect on investment performance or tax consequences, but it will allow us to discontinue the confusing practice of paying a dividend in January that is taxable in the previous calendar year.

                                       24